UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 10, 2006

CASS INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	2-80070	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13001 Hollenberg Drive Bridgeton, Missouri	63044
(Address of principal executive offices)	(Zip Code)

(314) 506-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 10, 2006, Cass Information Systems, Inc. (the “Company”) issued a press release announcing the appointment of P. Stephen Appelbaum, CPA as the Company’s Vice President-Secretary and Chief Financial Officer, effective May 15, 2006. In this position, Mr. Appelbaum will serve as the Company’s Principal Financial Officer.

Mr. Appelbaum, age 48, has 26 years of financial institution experience. Most recently, he served as senior vice president in the Corporate Banking Division at U.S. Bank, where he was employed in various capacities since 1990. From 1980 to 1990, Mr. Appelbaum worked as a professional with KPMG Peat Marwick, LLP, most recently as a senior audit manager.

A copy of the press release announcing Mr. Appelbaum’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated May 10, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2006

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Eric H. Brunngraber
Name:	Eric H. Brunngraber
Title:	President and Chief Operating Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated May 10, 2006

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